UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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The Valspar Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Dear [NAME]:

I am pleased to share with you some exciting news about Valspar. Today we announced that Valspar has reached a definitive agreement to be acquired by Sherwin-Williams. By combining with Sherwin-Williams, Valspar joins what will become a premier global paints and coatings company with over $15 billion in sales. A copy of the press release is attached.

This is a transformative event that will bring significant opportunities to the combined company and for our customers, shareholders and employees. Since 1806, we have transformed our company into a global leader in coatings, consistently providing our customers with innovative, high-quality products and excellent service. With that heritage in mind, we are confident that this agreement with Sherwin-Williams best positions Valspar for continued success and growth well into the future.

As you know, Sherwin-Williams is a well-respected leader in our industry, with an extensive retail presence throughout the Americas and growing capabilities in Europe and Asia-Pacific. Sherwin-Williams is known for being an authentic brand, exemplifying their 150-year history of American innovation and superior quality, and we look forward to capitalizing on the unique strengths of both companies.

The combination of Valspar and Sherwin-Williams will create an industry leading global coatings company with an expanded international footprint, a broader offering of new and innovative products, and a greater ability to serve a diverse and increasingly global customer base. Together, we will be able to utilize the resources, complementary geographic reach and operational capacity of both companies to provide you with enhanced products and services.

I want to emphasize we remain committed to providing you with the same excellent service and quality products that you have come to expect from us. Looking ahead, we expect to complete the transaction by the first calendar quarter of 2017. Until then, Valspar and Sherwin-Williams will continue to operate as independent companies. Following the close of the transaction, given Valspar and Sherwin-Williams’ combined resources and shared commitment to customer satisfaction, we expect a seamless transition for you and all of our customers.

I recognize that you may have questions about this announcement. I’ve attached a Q&A, which I hope will address some of your immediate questions. Please don’t hesitate to reach out to me if you have any additional questions.

Thank you for your continued loyalty and support. We look forward to serving you as an even stronger partner during this exciting next chapter.

Sincerely,

NAME

TITLE

Additional Information and Where to Find it

Valspar intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Valspar stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Valspar intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking information about Valspar, Sherwin-Williams and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Valspar and its subsidiaries. Valspar and Sherwin-Williams caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Valspar stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of raw materials; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Valspar’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Valspar’s Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the SEC after the date thereof. Valspar and Sherwin-Williams make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Top Customer FAQ

1.	What was announced?

•	We announced that Valspar has reached a definitive agreement to be acquired by Sherwin-Williams. By combining with Sherwin-Williams, we will become a premier global paints and coatings company with over $15 billion in sales.

2.	What are the benefits of the proposed transaction for customers?

•	We believe that this is a positive transaction that will have meaningful benefits for all of our stakeholders, including our valued customers.

•	This combination provides significant customer benefits:

•	Broadens product offering with well-known brands and high-quality products

•	Improves technology capabilities to accelerate product innovation

•	Expands geographic footprint

•	More scale and scope globally

3.	Why is Valspar combining with Sherwin-Williams?

•	The combination of Valspar and Sherwin-Williams will create an industry leading global coatings company with an expanded international footprint, a broader offering of new and innovative products, and a greater ability to serve a diverse and increasingly global professional customer base.

•	As a combined company, we will be even stronger and more competitive, with a more robust suite of products.

4.	Will this announcement impact Valspar’s pricing and / or product offering? Will Valspar continue to provide the same products?

•	Until the transaction closes, which we expect by the first calendar quarter of 2017, Valspar will continue to operate as a separate, independent company.

•	It is business as usual and we will continue to deliver the same exceptional products and services that you have come to expect from us.

•	Upon closing, customers of both companies will benefit from an increased product range, enhanced technology and innovation capabilities.

•	We will be communicating more with our customers about the enhanced capabilities of our combined company following the close of the transaction.

5.	What are the next steps? When will the transaction close?

•	Until the transaction closes, which we expect by the first calendar quarter of 2017, Valspar and Sherwin-Williams will continue to operate as separate, independent companies.

•	We will continue to deliver the same exceptional products and services that you have come to expect from us.

•	Due to Valspar’s and Sherwin-Williams’ shared commitment to customer satisfaction, we expect a seamless transition for our customers.

6.	Will there be any changes to the products offered by Valspar?

•	The combination will expand our brands and customer relationships in North America and extend our capabilities into new geographies and applications.

•	Customers of both companies will benefit from our increased product range, enhanced technology and innovation capabilities, which will benefit customers.

7.	Will there be any changes in my relationship with Valspar? Will my day-to-day contacts change? Will there be any changes to my contracts with Valspar?

•	Your contacts at Valspar will remain the same and you should continue to expect the same high service level you have come to expect from us.

•	As always, we will communicate any important updates or changes to our relationship with you as we work towards the closing of the transaction.

8.	Where can I find out more information about the announcement?

•	You can refer to the investor section of www.valspar.com for more information.

Additional Information and Where to Find it

Valspar intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Valspar stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Valspar intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking information about Valspar, Sherwin-Williams and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Valspar and its subsidiaries. Valspar and Sherwin-Williams caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Valspar stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of raw materials; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Valspar’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Valspar’s Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the SEC after the date thereof. Valspar and Sherwin-Williams make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.